SCHEDULE 14A INFORMATION

                   Consent Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant [ ]
Filed by a Party other than the Registrant [X]

Check the appropriate box:
[ ]   Preliminary Consent Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Consent Statement
[ ]   Definitive Additional Materials
[X]   Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12


                                READ-RITE CORPORATION
--------------------------------------------------------------------------------
                  (Name of Registrant As Specified In Its Charter)


                            APPLIED MAGNETICS CORPORATION
--------------------------------------------------------------------------------
(Name of Person(s) Filing Consent Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1) Title of each class of securities to which transaction applies:

      ________________________________________________________________________

       2)   Aggregate number of securities to which transaction applies:

      ________________________________________________________________________

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      ________________________________________________________________________

       4)   Proposed maximum aggregate value of transaction:

      ________________________________________________________________________



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       5)   Total fee paid:
      ________________________________________________________________________


[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

      ________________________________________________________________________

      2)    Form, Schedule or Registration Statement No.:

      ________________________________________________________________________

      3)    Filing Party:

      ________________________________________________________________________

      4)    Date Filed:

      ________________________________________________________________________



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      Applied Magnetics has retained Montgomery Securities as its financial advisor in connection with its consent solicitation with respect to Read-Rite Corporation ("Read-Rite") in addition to Gleacher NatWest, Inc. ("Gleacher Natwest"). Although Gleacher NatWest and Montgomery Securities do not admit that they or any of their directors, officers, employees or affiliates are a "participant", as defined in Schedule 14A promulgated under the Securities Exchange Act of 1934, as amended, or that such Schedule 14A requires the disclosure of certain information concerning Gleacher NatWest or Montgomery Securities, Gleacher NatWest and Montgomery Securities may assist Applied Magnetics in this solicitation. Gleacher NatWest and Montgomery Securities engage in a full range of investment banking services. As of the most recent practicable date prior to the date hereof as such information was available, neither Gleacher NatWest nor Montgomery Securities held any shares of Read-Rite Common Stock ("Shares"). At the close of business on February 27, 1997, Montgomery Securities had a short position of 12,900 Shares in Read-Rite. Each of Gleacher NatWest and Montgomery Securities disclaims beneficial ownership of any Shares held by such firm or any of its subsidiaries for the benefit of third parties or in customer or fiduciary accounts in the ordinary course of business. The following employees of Montgomery Securities may assist Applied Magnetics in this solicitation: Paul Fox, Peter Stoneberg, Harry Plant and David DeRuff. Mr. Plant owns 31 shares of Read-Rite. The following employees of Gleacher NatWest may assist Applied Magnetics in this solicitation: Charles Phillips, John Huwiler and David Kerko.




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